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                           RECEIVABLES SALE AGREEMENT


                                  by and among


                        AMERICAN BUSINESS LEASING, INC.,
                                 as Originator,


                            ABFS FINANCE LLC 1999-A,
                                  as Transferor


                                       and


                            ABFS RESIDUAL LLC 1999-A,
                                  as Transferor








                            Dated as of June 1, 1999


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                  This RECEIVABLES SALE AGREEMENT, dated as of June 1, 1999
(this "Agreement"), by and among AMERICAN BUSINESS LEASING, INC., a Pennsylvania corporation (the "Originator"), ABFS FINANCE LLC 1999-A, a Delaware limited liability company ("Transferor I"), and ABFS RESIDUAL LLC 1999-A, a Delaware limited liability company ("Transferor II" and, together with Transferor I, the "Transferors").


                                   WITNESSETH:


                  WHEREAS, the Originator, in the ordinary course of its business, acquires and originates equipment contracts in the United States; and

                  WHEREAS, the Originator desires to convey, transfer, contribute and assign all of its right title and interest in and to (x) Contracts to Transferor I, and (y) the ownership interest or security interest of the Originator in each item of Equipment and any Residual Receipts to Transferor II, each upon the terms and conditions hereinafter set forth; and

                  WHEREAS, the Originator and the Transferors agree that all representations, warranties, covenants and agreements made by it herein shall be for the benefit of the Depositor, the Collateral Agent, the Noteholders, the Residual Holders, the Note Insurer, the Owner Trustee and the Indenture Trustee.

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01 Definitions. Whenever used in this Agreement, capitalized terms used herein but not defined herein shall have the meanings set forth in Annex A to the Indenture, dated as of June 1, 1999 (the "Indenture"), by and among ABFS Equipment Contract Trust 1999-A, as issuer (the "Issuer"), the Originator, as servicer (in such capacity, the "Servicer"), and The Chase Manhattan Bank, as indenture trustee (the "Indenture Trustee") and as back-up servicer (the "Back-up Servicer").

                  SECTION 1.02 Other Definitional Provisions.

                      (a) Terms used in Related Documents. Each term defined in this Agreement will have the meaning assigned to such term in this Agreement when used in any certificate or other document made or delivered pursuant to this Agreement, unless such term is otherwise defined therein.

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                      (b) Accounting Terms. As used in this Agreement,
accounting terms which are not defined pursuant to Section 1.01 have the respective meanings given to them under GAAP, as in effect on the date of this Agreement. To the extent that the definitions of accounting terms in this Agreement are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Agreement will control.

                      (c) "Hereof," etc. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement; and Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement, unless otherwise specified.

                      (d) Number and Gender. Each defined term used in this Agreement has a comparable meaning when used in its plural or singular form. Each gender-specific term used in this Agreement has a comparable meaning whether used in a masculine, feminine or gender-neutral form.

                      (e) Including. Whenever the term "including" (whether or not that term is followed by the phrase "but not limited to" or "without limitation" or words of similar effect) is used in this Agreement in connection with a listing of items within a particular classification, that listing will be interpreted to be illustrative only and will not be interpreted as a limitation on, or exclusive listing of, the items within that classification.


                                   ARTICLE II

                           TRANSFER OF CONVEYED ASSETS

                  SECTION 2.01 Direction; Acquisition; Capital Contribution. (a) Subject to the terms and condition of this Agreement, the Originator hereby agrees to sell, convey and contribute, on the Closing Date, all of its right, title and interest in and to the Initial Conveyed Assets to the Transferors, as set forth in subsection (c) below. Upon receipt of the consideration specified in subsection (d) below, the Originator hereby releases all of its right, title and interest in, to and under the related Initial Conveyed Assets, such receipt being hereby acknowledged by the execution of this Agreement by the Originator.

                      (b) Each sale, conveyance and contribution of Subsequent Conveyed Assets shall be evidenced by the execution and delivery by the Originator and Transferors of a Subsequent Receivables Sale Agreement in the form of Exhibit A hereto. Each such sale, conveyance and contribution shall be effective as of the related Subsequent Funding Date.

                      (c) The transfers occurring on each Conveyance Date shall be consummated such that those Conveyed Assets which are considered "financial assets" within the meaning of the Statement of Financial Accountings Standards No. 125 ("FAS 125") (such Conveyed Assets include, without limitation, the Contracts) (other than any Contract which is an "operating" or "true" lease)) are acquired by Transferor I, and such that those Conveyed Assets which are not considered "financial assets" within the meaning of FAS 125 (such Conveyed Assets include, without limitation, any Contract which is an "operating" or "true" lease, the ownership interest or security interest of the Originator in each item of Equipment and any Residual Receipts) are acquired by Transferor II.

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                      (d) In consideration of (x) the receipt by the Originator
of a 99% membership interest in each of the Transferors, (y) the receipt by the Originator of $_____________ from the Transferors and (z) other good and valuable consideration, the Originator hereby conveys to the applicable Transferor all of its right, title and interest in, to and under the Initial Conveyed Assets, whether now existing or hereinafter arising, without recourse, except as may be set forth herein. The purchase price for any Subsequent Conveyed Assets will be paid by the applicable Transferor to the Originator in immediately available funds on the related Subsequent Funding Date in accordance with the terms of the related Subsequent Receivables Sale Agreement. In connection with the transfers on each Conveyance Date, the Originator hereby makes a capital contribution to the related Transferor in the amount by which the fair market value of the related Conveyed Assets exceeds the cash consideration received by the Originator in connection therewith.

                      (e) In connection with each sale, contribution and conveyance of Conveyed Assets, the Originator agrees to record and file, at its own expense, financing statements (and thereafter will file continuation statements with respect to such financing statements) with respect to such Conveyed Assets, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect and to maintain the perfection of, (x) the transfer, conveyance and contribution of such Conveyed Assets (subject to the Filing Requirements with respect to the Equipment) from the Originator to the related Transferors, (y) the pledge of such Conveyed Assets (subject to the Filing Requirements with respect to the Equipment) from the Transferors to the Trust as security for the Pledged Notes, and (z) the pledge of the related Pledged Property from the Trust to the Indenture Trustee, on behalf of the Noteholders and the Note Insurer, and to deliver a file-stamped copy of such financing statements or other evidence of such filings to the related Transferor (and copies to the Indenture Trustee and the Note Insurer) on or prior to each Conveyance Date; provided, however, that the Contract Files (including each original executed Contract) will not be physically delivered to either of the Transferors, but instead will be held by the Collateral Agent, on behalf of the Indenture Trustee, as bailee for the Noteholders and the Note Insurer. In addition, the Originator will assign to the Transferors any UCC-1 financing statement filed by the Originator against the Source with respect to any Contract originated by a Source.

                      (f) In connection with each sale, contribution and conveyance of Conveyed Assets, the Originator shall, at its own expense, on or prior to the related Conveyance Date, and with respect to Substitute Contracts, as soon as possible, but in no event later than two (2) Business Days after the related Conveyance Date (i) cause the Contract Management System to be marked with a specified code (the "Contract Management Code") to show that such Conveyed Assets have been assigned and transferred to the Transferors in accordance with this Agreement or a Subsequent Receivables Transfer Agreement, as applicable, subsequently pledged by the Transferors to the Trust in accordance with the Receivables Pledge Agreement or a Subsequent Receivables Pledge Agreement, as applicable, and such security interest was assigned by the Trust to the Indenture Trustee, on behalf of the Noteholders and the Note Insurer, pursuant to the Indenture or an Assignment, as applicable, and (ii) cause the Servicer to prepare and hold on behalf of the Transferors and the Indenture Trustee, (x) the List of Contracts on or prior to the Closing Date and
(y) the List of Contracts as supplemented by the List of Subsequent Contracts on or prior to each Subsequent Funding Date. Pursuant to Section 3.04, the Originator from time to time may make capital contributions of (A) Substitute Contracts to Transferor I and (B) the ownership interest or security interest of the Originator in each item of Substitute Equipment and any Residual Receipts to Transferor II, at any time pursuant to Section 3.04. Upon delivery of any such List of Subsequent Contracts or List of Substitute Contracts, the List of Contracts shall be deemed amended to incorporate therein the information contained in such List of Subsequent Contracts or List of Substitute Contracts, as applicable.

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                      (g) Except for the obligations of the Originator pursuant
to Section 3.03 and Article IV of the Indenture with respect to any breach of a representation, warranty or covenant made herein, the sale, contribution and conveyance of the Contracts will be without recourse to the Originator.

                  SECTION 2.02 Custody of Contract Files. In connection with the sale, contribution, assignment, transfer and conveyance of the Conveyed Assets to the Transferors pursuant to this Agreement, the pledge of the Conveyed Assets to the Trust, and the pledge of the Pledged Assets to the Indenture Trustee, for the benefit of the Noteholders and the Note Issuer, the Collateral Agent, on behalf of the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer, will retain the Contract Files, any related evidence of insurance and payments and original executed counterparts of each Contract in accordance with the terms of the Indenture.

                  SECTION 2.03 Intention of the Parties; Grant of Security Interest. It is the intention of the parties hereto that each transfer of Conveyed Assets to be made pursuant to the terms hereof shall constitute a sale or capital contribution of (x) the Contracts by the Originator to Transferor I, and (y) the ownership interest or security interest of the Originator in each item of Equipment and any Residual Receipts by the Originator to Transferor II, and, in either case, not a loan. In the event, however, that a court of competent jurisdiction were to hold that any such transfer constitutes a loan and not a sale or capital contribution, it is the intention of the parties hereto that this Agreement is deemed to be a security agreement and that the Originator shall be deemed to have granted to the related Transferor as of the date hereof a first priority perfected security interest in all of the Originator's right, title and interest in, to and under the related Conveyed Asset, and all income and proceeds thereof.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 3.01 Representations and Warranties of the Originator. The Originator hereby makes the following representations and warranties for the benefit of the Indenture Trustee, the Depositor, the Collateral Agent, the Noteholders, the Note Insurer and the Transferors. Such representations and warranties are made as of the Closing Date (with respect to Initial Conveyed Assets), any Subsequent Funding Date (with respect to Subsequent Conveyed Assets transferred to the Transferors on such date) or any Transfer Date (with respect to Substitute Conveyed Assets transferred to the Transferors on such date) and shall survive each sale, contribution, assignment, transfer and conveyance by the Originator of the Conveyed Assets to the Transferors and their respective successors and assigns.

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                      (a) Organization and Good Standing. The Originator is a
         corporation duly organized, validly existing and in good standing, under the laws of the state of its incorporation, with corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority, and legal right to acquire and own the Conveyed Assets;

                      (b) Due Qualification. The Originator is qualified as a foreign corporation in any state where it is required to be so qualified to conduct its business and enforce the Source Agreements to which it is a party, and has obtained all necessary licenses, consents, approvals, authorizations, registrations or declarations as required by any Person or any Governmental Authority under federal and state law, in each case, where the failure to be so qualified, licensed, consented to, authorized, registered, declared or approved could reasonably be expected to materially and adversely affect the ability of the Originator to execute and deliver, or comply with the terms of, this Agreement or any other Transaction Document to which it is a party;

                      (c) Power and Authority. The Originator has the corporate power and authority to execute and deliver this Agreement, the Source Agreements to which it is a party, the Contracts and any other Transaction Document to which it is a party, and to carry out their respective terms; the Originator has duly authorized the sale, contribution, assignment, transfer and conveyance to the Transferors of the Conveyed Assets by all necessary corporate action; and the execution, delivery, and performance of this Agreement, the Source Agreements, the Contracts and any other Transaction Document to which it is a party, has been duly authorized by the Originator by all necessary corporate action;

                      (d) Due Execution and Delivery. Each of this Agreement, the Source Agreements, the Contracts and any other Transaction Document to which it is a party has been duly executed and delivered on behalf of the Originator;

                      (e) Valid Assignment; Binding Obligations. This Agreement constitutes a valid sale, contribution, assignment, transfer and conveyance to the Transferors of all right, title, and interest of the Originator in, to and under the Conveyed Assets and the Conveyed Assets will be held by the Transferors free and clear of any Lien of any Person claiming, through or under the Originator, except for Liens permitted under, or to be created by the Indenture; and this Agreement, and the other Transaction Documents to which it is a party, when duly executed and delivered, will constitute legal, valid, and binding obligations of the Originator enforceable against the Originator in accordance with their respective terms subject as to enforceability to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

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                      (f) No Violation. The consummation of the transactions
         contemplated by, and the fulfillment of the terms of, this Agreement, the Source Agreements, the Contracts and the other Transaction Documents to which it is a party will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Originator, or any material term of any indenture, agreement, mortgage, deed of trust, or other instrument to which the Originator is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument, other than this Agreement, or violate any law or any order, injunction, writ, rule, or regulation applicable to the Originator of any court or of any federal or state regulatory body, administrative agency, or other Governmental Authority having jurisdiction over the Originator or any of its properties which would have a material adverse effect on the Conveyed Assets;

                      (g) No Proceedings. There are no proceedings or investigations pending, or, to the knowledge of the Originator, threatened, before any court, regulatory body, administrative agency, or other tribunal or Governmental Authority (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (C) seeking any determination or ruling that might (in the reasonable judgment of the Originator ) materially and adversely affect the performance by the Originator of its obligations under, or the validity or enforceability of, this Agreement;

                      (h) Tax Returns. The Originator has filed on a timely basis all tax returns (federal, state and local) required to be filed and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from the Originator;

                      (i) Pensions. Each pension plan or profit sharing plan to which the Originator is a party has been fully funded in accordance with the obligations of the Originator set forth in such plan;

                      (j) Valid Business Reasons. The Originator has valid business reasons for selling its interests in the Conveyed Assets rather than obtaining a loan with the Conveyed Assets as collateral;

                      (k) Insolvency. The Originator is not insolvent nor will it be rendered insolvent by the transactions contemplated by this Agreement and the Originator has an adequate amount of capital to conduct its business in the ordinary course and to carry out its obligations hereunder and under each Transaction Document to which it is a party;

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                      (l) Principal Place of Business. The principal place of
         business and chief executive office of the Originator is located at the respective addresses set forth herein and, there are now no, and during the past four months there have not been, any other locations where the Originator is located (as that term is used in the UCC in the state of such location) except that, with respect to such changes occurring after the date of this Agreement, as shall have been specifically disclosed to the Servicer, the Depositor, the Collateral Agent, the
         Note Insurer and the Indenture Trustee in writing;

                      (m) Accounting and Tax Treatment. The Originator will treat the assignment of the related Conveyed Assets to the Transferors pursuant to Article II as a sale and contribution of the Conveyed Assets to the capital of the related Transferor for Federal income tax purposes, and as a contribution for financial reporting and accounting purposes; the Originator will respond to any inquiries from third parties by indicating that the Conveyed Assets are owned by the Transferors;

                      (n) Legal Name. The legal name of the Originator is as set forth in the signature line of this Agreement and the Originator has not changed its name since its incorporation and since its incorporation, the Originator has not used, nor does the Originator now use, any trade names, fictitious names, assumed names or "doing business as" names;

                      (o) Material Adverse Change. Since March 31, 1999, no event has occurred and is continuing which materially and adversely affects the Originator's operations, including, without limitation, the ability of the Originator to perform the transactions contemplated hereunder; and

                      (p) Fair Consideration. The consideration received by the Originator as set forth herein is fair consideration having value reasonably equivalent to or in excess of the value of the related Conveyed Assets conveyed by it and the performance of the Originator's obligations hereunder.; and

                  SECTION 3.02 Representations and Warranties of the Transferors. Each of the Transferors hereby makes the following representations and warranties for the benefit of the Originator, the Note Insurer, the Depositor, the Collateral Agent, the Indenture Trustee and the Noteholders. Such representations and warranties speak as of the Closing Date, each Subsequent Funding Date and each Transfer Date.

                      (a) Organization and Good Standing. Each of the Transferors is a limited liability company duly organized and validly existing in good standing under the laws of the State of Delaware, with full power and authority to own its properties and to conduct its business as presently conducted and has the power, authority and legal right to acquire and own the related Conveyed Assets;

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                      (b) Due Qualification. Each of the Transferors is duly
         qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified, licensed or approved would not, in the aggregate, materially and adversely affect the ability of such Transferor to comply with the terms of this Agreement and the other Transaction Documents to which it is a party;

                      (c) Power and Authority. Each of the Transferors has the power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party and to carry out their respective terms; and the execution, delivery, and performance of this Agreement and other Transaction Documents to which it is a party have been duly authorized by such Transferor by all necessary action;

                      (d) Due Execution and Delivery. This Agreement and the other Transaction Documents to which it is a party have been duly executed and delivered on behalf of each Transferor;

                      (e) Binding Obligations. This Agreement and the other Transaction Documents to which it is a party constitute legal, valid, and binding obligations of each Transferor and are enforceable in accordance with their respective terms subject as to enforceability to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                      (f) No Violation. The consummation of the transactions contemplated by and the fulfillment of the terms of this Agreement and other Transaction Documents to which it is a party will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice of lapse of time) a default under, the Certificate of Formation or Limited Liability Company Agreement of either Transferor, or any material term to any indenture to which either Transferor is a party or violate any law or any order, injunction, writ, rule or regulation applicable to either Transferor of any court or of any federal or state regulatory body, administrative agency or other Governmental Authority having jurisdiction over either Transferor or any of its properties which would have a material adverse effect on the Conveyed Assets;

                      (g) Membership Interests. The Originator is the registered owner of 99% of the membership interests of each of the Transferors, each of which are owned of record, free and clear of all mortgages, assignments and pledges, and security interests;

                      (h) No Proceedings. There are no proceedings or investigations pending or, to the knowledge of each of the Transferors, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (A) asserting the invalidity of or any of the Transaction Documents, (B) seeking to prevent the consummation of any of the transactions contemplated by any of the Transaction Documents or (C) seeking any determination or ruling that would materially and adversely affect the performance by either Transferor of its obligations under, or the validity or enforceability of, any of the Transaction Documents;

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                      (i) Approvals and Compliance. All approvals,
         authorizations, consents, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution and delivery of the Transaction Documents, have been or will be taken or obtained on or prior to the Closing Date and each Transferor is in compliance with all applicable laws, rules, regulations and orders with respect to such Transferor, its business and properties and all Conveyed Assets, except to the extent that non-compliance, or failure to be so approved, authorized or consented to, would not, in the aggregate, materially and adversely affect the ability of such Transferor to comply with the terms of this Agreement and the other Transaction Documents to which it is a party;

                      (j) Solvency. Each Transferor is solvent and will not be rendered insolvent by the transactions contemplated by this Agreement and the other Transaction Documents and each Transferor has an adequate amount of capital to conduct its business in the ordinary course and to carry out its obligations under this Agreement and the other Transaction Documents;

                      (k) Subsidiaries. Neither of the Transferor has any subsidiaries other than the Trust;

                      (l) Tax Returns. Each Transferor has filed on a timely basis all tax returns (federal, state and local) required to be filed and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from such Transferor;

                      (m) Principal Place of Business. The principal place of business and chief executive office of each Transferor are located at the address of such Transferor set forth herein and, there are now no, and during the past four months there have not been, any other locations where such Transferor is located (as that term is used in the UCC in the state of such location) except that, with respect to such changes occurring after the date of this Agreement, as shall have been specifically disclosed to the Servicer, the Note Insurer and the Indenture Trustee in writing;

                      (n) Accounting and Tax Treatment. Each Transferor will treat the assignment of the related Conveyed Assets from the Originator to the Transferors pursuant to this Agreement as a contribution of such Conveyed Assets for Federal income tax purposes, and as a sale and contribution for financial reporting and accounting purposes; each Transferor will respond to any inquiries by third parties by indicating that the Conveyed Assets are owned by the Transferors; and

                      (o) Legal Name. The legal name of each Transferor is as set forth in the related signature line of this Agreement and neither Transferor has changed its name since its incorporation and since its incorporation, such Transferor did not use, nor does such Transferor now use, any trade names, fictitious names, assumed names or "doing business as" names.

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                  SECTION 3.03 Representations and Warranties of the Originator
with respect to the Conveyed Assets. (a) With respect to each Contract, the Originator hereby remakes to the Transferors the representations, warranties and covenants set forth in Section 2.02 of the Servicing Agreement. Such representations, warranties and covenants are made or deemed to be made, (x) with respect to the Initial Conveyed Assets, as of the Cut-Off Date, (y) with respect to the Subsequent Conveyed Assets, as of the Subsequent Cut-Off Date, and (z) with respect to the Substitute Conveyed Assets, as of the related Transfer Date.

                      (b) Upon the discovery by the Originator, either Transferor, the Collateral Agent, the Depositor, the Indenture Trustee or the
Note Insurer of a breach of any of the representations or warranties set forth in Section 2.02 of the Servicing Agreement that materially and adversely affects any Contract, the related Equipment or the related Contract File, as the case may be, or if the Servicer fails to cause delivery of evidence of filing or copies of any UCC financing statement in accordance with the Servicing Agreement (any such event, a "Warranty Event"), the party discovering such breach shall give prompt written notice to the other parties hereto, the Indenture Trustee, the Trust and the Note Insurer, and the Originator shall be required to reacquire or replace such Contract in accordance with Article IV of the Indenture.

                  SECTION 3.04 Substitution of Contracts and Equipment by the Originator. (a) With respect to a substitution of Contracts in accordance with the provisions of this Section 3.04, each proposed Substitute Contract must (i) be an Eligible Contract, (ii) satisfy all of the representations and warranties set forth in Section 2.02 of the Servicing Agreement, (iii) have a Discounted Contract Principal Balance of not less than the Discounted Contract Principal Balance of the Contract being, (iv) have a Purchase Option Payment of not less than the Purchase Option Payment of the Contract being replaced, and (v) satisfy the requirements of Section 4.02(d) of the Indenture. For purposes of determining compliance with clauses (iii) and (iv) of the preceding sentence, if more than one Substitute Contract is being provided on any date, the Discounted Contract Principal Balance of the Substitute Contracts and the Contracts being replaced shall be determined on an aggregate basis.

                      (b) Any substitution of a Contract pursuant to this Agreement will be effected by (i) delivery to the Collateral Agent, on behalf of the Indenture Trustee, of the Contract File for each such Substitute Contracts,
(ii) filing of any UCC financing statements necessary to comply with the Filing Requirements and to perfect the interest of the Indenture Trustee in the Substitute Contracts, (iii) delivery to the Indenture Trustee and the Collateral Agent of a supplement to the List of Contracts reflecting such substitution and
(iv) delivery to the Collateral Agent, on behalf of the Indenture Trustee, of a release request for the replaced Contract and the originally executed trust receipt relating thereto.


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                      (c) The parties hereto agree that in addition to the
obligation of the Originator to reacquire or to substitute any Contract and the related Equipment as to which a breach of the representations set forth in the Servicing Agreement has occurred and is continuing, the Originator will enforce its remedies, if any, against any Source under any Source Agreement. In consideration of the reacquisition of the Equipment and the Contract, the Originator shall remit the Reacquisition Amount to the Servicer for allocation of such Reacquisition Amount pursuant to the terms of the Indenture. Except as may be set forth in the Transaction Documents, it is understood and agreed that the obligations of the Originator with respect to a breach as provided in this
Section 3.04 and Section 4.01 of the Indenture constitute the sole remedy against the Originator for such breach available to the Transferor, the Note Insurer, the Depositor, the Collateral Agent, the Indenture Trustee and Noteholders, except to the extent that such breach is proven by final judgment of a court of law having due jurisdiction to be the result of any fraud or wilfull misconduct on the part of such Obligor. The representations and warranties set forth in Sections 3.01, 3.02 and 3.03 shall survive the assignment of the Conveyed Assets to the Transferors, the pledge of the Conveyed Assets to the Trust and the pledge of the Pledged Property to the Indenture Trustee.


                                   ARTICLE IV

                                    COVENANTS

                  SECTION 4.01 Originator Covenants. The Originator hereby covenants and agrees with the Transferor, the Note Insurer, the Depositor, the Collateral Agent, the Noteholders and the Indenture Trustee with respect to itself as follows:

                      (a) Preservation of Security Interest. The Originator shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the respective right, title and interest of the Transferors, the Trust and the Indenture Trustee in the Conveyed Assets. The Originator shall deliver (or cause to be delivered) to the Transferors file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

                      (b) Preservation of Name, etc. The Originator will not change its name, identity or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed by the Originator in accordance with paragraph (a) above or under any Transaction Document seriously misleading within the meaning of ss. 9-402(7) of the UCC, unless it shall have given the Transferors, the Note Insurer, the Depositor, the Collateral Agent and the Indenture Trustee at least 60 days' prior written notice thereof.

                      (c) Preservation of Office. The Originator will give the Transferors, the Depositor, the Collateral Agent, the Note Insurer and the Indenture Trustee at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement.

                      (d) Obligations with Respect to Conveyed Assets. The Originator will duly fulfill all obligations on its part to be fulfilled under or in connection with each Contract and each Source Agreement, and will do nothing to impair the rights of the Transferors, the Trust, the Note Insurer or the Indenture Trustee in any of the Conveyed Assets.

                      (e) Compliance with Law. The Originator will comply, in all material respects, with all acts, rules, requisitions, orders, decrees and directions of any Governmental Authority applicable to its business and to the Conveyed Assets or any part thereof; provided, however, that the Originator may contest any act, regulation, order, decree or direction in any reasonable manner which shall not materially and adversely affect the rights of the Transferors, the Indenture Trustee, the Note Insurer or the Trust in any of the Conveyed Assets.

                      (f) Conveyance of Conveyed Assets; Security Interests. Except for the transfers and conveyances hereunder, or under any Transaction Document, the Originator will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien, on any Conveyed Asset, or any interest therein and the Originator shall defend the right, title, and interest of the Transferors, the Trust, the Indenture Trustee, the Note Insurer and their respective successors and assigns in, to, and under the Conveyed Assets, against all claims of third parties claiming, through or under the Originator; provided, however, that nothing in this Section 4.01(f) shall prevent or be deemed to prohibit the Originator from suffering to exist upon any of the Conveyed Assets any Liens for municipal or other local taxes if such taxes shall not at the time be due and payable or if the Originator shall concurrently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto and such contests pose no risk of forfeiture.

                      (g) Notification of Breach. The Originator will advise the Transferors, the Indenture Trustee, the Collateral Agent, the Depositor, and the Note Insurer promptly, in reasonable detail, upon discovery of the occurrence of any breach by the Originator of any of its representations, warranties and covenants contained herein.

                      (h) Further Assurances. The Originator will make, execute or endorse, acknowledge and file or deliver to the Transferors, the Trust, the Collateral Agent, the Depositor, the Note Insurer and the Indenture Trustee from time to time such schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Conveyed Assets and other rights covered by this Agreement, as the Transferors, the Trust, the Indenture Trustee, the Collateral Agent, the Depositor and the Note Insurer may request and reasonably require; provided, that no UCC filing will be required with respect to the Equipment, except as required by the Filing Requirements.

                      (i) Indemnification. The Originator agrees to indemnify, defend and hold the Transferors, the Indenture Trustee, the Collateral Agent, the Depositor and the Note Insurer harmless from and against any and all loss, liability, damage, judgment, claim, deficiency, or expense (including interest, penalties, reasonable attorneys' fees and amounts paid in settlement) to which any of them may become subject insofar as such loss, liability, damage, judgment, claim, deficiency, or expense arises out of or is based upon a breach by the Originator of its representations and warranties contained in Article III, its covenants contained in Section 4.01, or in any certificate or in any schedule delivered by the Originator hereunder, being untrue in any material respect at any time; provided, that the obligations of the Originator with respect to the representations and warranties set forth in Section 3.03(a) shall be limited as set forth in Section 3.04(c). The obligations of the Originator under this Section 4.01(i) shall be considered to have been relied upon by the Transferors, the Indenture Trustee, the Collateral Agent, the Depositor and the Note Insurer and shall survive the execution, delivery, and performance of this Agreement regardless of any investigation made by the Transferors, the Indenture Trustee, the Collateral Agent, the Depositor and the Note Insurer or on their respective behalf. THE INDEMNIFICATION OBLIGATIONS OF THE ORIGINATOR PURSUANT TO THE PRECEDING PROVISIONS OF THIS PARAGRAPH SHALL APPLY REGARDLESS OF ANY NEGLIGENCE OR OTHER FAULT ON THE PART OF THE TRANSFERORS, THE INDENTURE TRUSTEE, THE DEPOSITOR, THE COLLATERAL AGENT, THE NOTE INSURER OR ANY OF THEIR RESPECTIVE OFFICERS, EMPLOYEES OR AGENTS.

                      (j) Notice of Liens. The Originator shall notify the Transferors, the Depositor, the Collateral Agent (other than any Permitted Liens), the Indenture Trustee and the Note Insurer promptly after becoming aware of any Lien on any Conveyed Asset.

                      (k) Taxes. The Originator shall promptly pay all applicable taxes required to be paid in connection with the assignment of the Conveyed Assets and acknowledges that the Transferors shall have no responsibility with respect thereto. The Originator shall promptly pay and discharge, or cause the payment and discharge of, all federal income taxes (and all other material taxes) when due and payable by the Originator, except (i) such as may be paid thereafter without penalty or (ii) such as may be contested in good faith by appropriate proceedings and for which an adequate reserve has been established and is maintained in accordance with GAAP. The Originator shall promptly notify the Transferors, the Depositor, the Collateral Agent, the Indenture Trustee, the Noteholders and the Note Insurer of any material challenge, contest or proceeding pending by or against the Originator before any taxing authority.

                      (l) Taxes and Other Liabilities. The Originator shall promptly pay and discharge all material taxes, assessments, fees, claims and other governmental charges when due and payable by the Originator, except (i) such as may be paid thereafter without penalty or (ii) such as may be contested in good faith by appropriate proceedings and for which an adequate reserve has been established and is maintained in accordance with GAAP. The Originator shall promptly notify the Transferors, the Depositor, the Collateral Agent, the Note Insurer, the Rating Agencies and the Indenture Trustee of any material challenge, contest or proceeding pending by or against the Originator before any taxing authority.

                      (m) Non-Consolidation. The Originator shall take all action necessary to ensure that neither of the Transferors nor the Manager would be substantially consolidated with the Originator, such that the separate corporate existence of the Originator and either Transferor or the Manager would be ignored in the event of a bankruptcy of the Originator.

                  SECTION 4.02 Transferor Covenants. Each of the Transferors hereby covenants and agrees with the Originator, the Depositor, the Collateral Agent, the Note Insurer and the Indenture Trustee as follows:

                      (a) Transferor Certificate. Prior to each date as of which Contracts and the Equipment subject to such Contracts are to be reacquired by the Originator pursuant to the Indenture, the Transferors shall submit to the Originator a certificate signed by the president, executive vice president, any vice president or the treasurer of the Manager of each of the Transferors (a "Transferors Certificate") and completed as to its date and the date of this Agreement. Each Transferors Certificate shall operate as an assignment, without recourse, representation, or warranty, to the Originator of all of the Transferors' respective right, title and interests in and to such Contracts and Equipment, and all security and documents relating thereto, such assignment being an assignment outright and not for security; and upon payment of the Reacquisition Amount, the Originator will thereupon own such Contract, such interest in the related Equipment and all such security and documents, free of any further obligation to the Transferors with respect thereto. If in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Contract on the ground that it is not a real party-in-interest or holder entitled to enforce the Contract, the Transferors shall, at the Servicer's expense, take such steps as the Servicer deems necessary to enforce the Contract, including bringing suit in a Transferor's name.

                      (b) Obligor's Quiet Enjoyment. Transferor II hereby acknowledges and agrees that its rights in the Equipment are expressly subject to the rights of the related Obligors in such Equipment pursuant to the applicable Contracts. Transferor II covenants and agrees that, so long as an Obligor shall not be in default of any of the provisions of the applicable Contract, neither Transferor II nor any assignee of Transferor II will disturb the Obligor's quiet and peaceful possession of such Equipment and the Obligor's use thereof for its intended purpose.

                      (c) Operation of Transferor. Each of the Transferors shall be operated in such a manner that it should not be substantively consolidated in the trust estate of another Person (that is, such that the separate legal existence of such Transferor and such Person should be disregarded) and in that regard, each Transferor shall:

                               (i) not engage in any action that would cause the
                  separate legal identity of such Transferor not to be respected, including, without limitation, (x) holding itself out as being liable for the debts of any other party or (y) acting other than through its duly authorized agents;

                               (ii) not incur, assume or guarantee any
                  indebtedness except for such indebtedness as may be incurred by such Transferor in connection with the issuance of the Pledged Notes or as otherwise permitted by the Note Insurer;

                               (iii) not commingle its funds with those of any
                  other entity;

                               (iv) act solely in its name in the conduct of its
                  business and shall conduct its business so as not to mislead others as to the identity of the entity with which they are concerned;

                               (v) maintain company records and books of account
                  and shall not commingle its company records and books of account with the records and books of account of any entity;

                               (vi) not engage in any business or activity other
                  than in connection with or relating to the activities allowed by its Certificate of Formation and/or Limited Liability Company Agreement;

                               (vii) not form, or cause to be formed, any
                  subsidiaries;

                               (viii) comply with all restrictions and covenants
                  in, and shall not fail to comply with the corporate formalities established in, the Certificate of Formation and/or Limited Liability Company Agreement;

                               (ix) maintain separate bank accounts, if any;

                               (x)  not act as an agent of the Originator; and

                               (xi) have as its managing member a limited
                  purpose corporation who maintains at all times one independent director as required by the Certificate of Incorporation and/or Bylaws.

                  SECTION 4.03 Transfer of Conveyed Assets. The Originator understands that the Transferors intend to pledge the Conveyed Assets and their respective rights under this Agreement to the Indenture Trustee, on behalf of the Trust, as collateral security for its obligations on the Pledged Notes, and that the Trust intends to pledge the Pledged Property to the Indenture Trustee, on behalf of the Note Insurer and the Noteholders, pursuant to the Indenture. The Originator agrees that any such assignee of the Transferors may exercise the rights of the Transferors hereunder, without any consent or action by either Transferor, and shall be entitled to all of the benefits of the Transferors hereunder to the extent provided for in such assignment.

                                    ARTICLE V

                              CONDITIONS PRECEDENT

                  SECTION 5.01 Conditions to Transferors Obligations. The obligations of the Transferors to accept the transfer of the Initial Conveyed Assets on the Closing Date shall be subject to the satisfaction of the following conditions:

                      (a) All representations and warranties of the Originator contained in this Agreement shall be true and correct on the Closing Date with the same effect as though such representations and warranties had been made on such date;

                      (b) All information concerning the Initial Conveyed Assets provided to the Transferors shall be true and correct as of the Cut-Off Date in all material respects;

                      (c) The Originator shall have delivered to the Transferors a List of Contracts with respect to its respective Contracts as of the Cut-Off Date and shall have substantially performed all other obligations required to be performed by the provisions of this Agreement;

                      (d) The Originator shall have recorded and filed, at its expense, any financing statement with respect to the Initial Conveyed Assets to be transferred from time to time to the related Transferor from the Originator pursuant to this Agreement meeting the requirements of applicable state law in such manner in such jurisdictions as are necessary to perfect the transfer of the Initial Conveyed Assets from the Originator to the related Transferor, and shall deliver a file-stamped copy of such financing statements or other evidence of such filings to the related Transferor;

                      (e) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Transferors, and the Transferors shall have received from the Originator copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Transferors may reasonably have requested; and

                      (f) All respective conditions necessary to vest in the Originator good title, free and clear of all Liens (other than Liens permitted in the proviso contained in Section 4.01(f) hereof), to its respective Contracts and interests in Equipment shall have been satisfied.

                  SECTION 5.02 Conditions to the Originator's Obligations. The obligations of the Originator to convey and contribute the Initial Conveyed Assets to the Transferors on the Closing Date shall be subject to the satisfaction of the following conditions:

                      (a) All representations and warranties of the Transferors contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date; and

                      (b) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Originator, and the Originator shall have received from the Transferors copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Originator may reasonably have requested.


                                   ARTICLE VI

                            TERMINATION; LIABILITIES

                  SECTION 6.01 Termination. The respective obligations and responsibilities of the Originator and the Transferors created by this Agreement shall terminate upon the latest of (i) the maturity or other liquidation of the last Contract and the disposition of any amounts received upon disposition of any Defaulted Contracts and any Equipment leased thereunder; (ii) the distribution to the Transferors of all amounts required to be paid thereto pursuant to this Agreement; (iii) the termination of the Indenture in accordance with the terms thereof and (iv) the payment in full of all amounts owed to the
Note Insurer; provided, however, that (A) the indemnifications contained in
Section 4.01(i) herein and (B) the covenant contained in Section 7.13 hereof, shall survive the termination of this Agreement.

                  SECTION 6.02 Effect of Termination. No termination or rejection or failure to assume the executory obligations of this Agreement in the bankruptcy of the Originator or the Transferors shall be deemed to impair or affect the obligations pertaining to any executed contribution or executed obligations, including, without limitation, pre-termination breaches of representations and warranties by the Originator or the Transferors. Without limiting the foregoing, prior to termination, neither the failure of the Transferors to deliver a Transferors Certificate pursuant to Section 4.02, nor the failure of the Originator to pay a Reacquisition Amount shall render such transfer or obligation executory, nor shall the continued duties of the parties pursuant to Article IV or Section 7.06 of this Agreement render an executed contribution executory.

                  SECTION 6.03 Liabilities. By entering into this Agreement, the Transferors agree to be liable, directly to each of the Issuer, the Indenture Trustee, the Owner Trustee, the Note Insurer, the Collateral Agent, the Depositor and each Noteholder, for the entire amount of any losses, claims, damages or liabilities (other than those incurred by a Noteholder in the capacity of an investor in the Notes or those which arise from any action or omission by any Noteholder) of the Trust (to the extent Trust Assets remaining after the Noteholders have been paid in full are insufficient to pay such losses, claims, damages or liabilities).

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

                  SECTION 7.01 Amendment. This Agreement may be amended from time to time by the parties hereto only with (x) the prior written consent of the Servicer, the Indenture Trustee and the Note Insurer (or, in the event of a Note Insurer Default, the Majority Holders) and (y) satisfaction of the Rating Agency Condition.

                  SECTION 7.02 GOVERNING LAW. THIS AGREEMENT AND ANY AMENDMENT HEREOF PURSUANT TO SECTION 7.01 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CHOICE OF LAW PRINCIPLES) APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  SECTION 7.03 Notices. All demands, notices, and communications under this Agreement shall be in writing and shall be deemed to have been duly given, made and received (i) when delivered against receipt of registered or certified mail or upon actual receipt of registered or certified mail, postage prepaid, return receipt requested; (ii) when delivered by courier with appropriate evidence of receipt; or (iii) upon transmission via facsimile or telex with appropriate evidence of receipt (a) in the case of the Originator, at the following address: Balapointe Office Centre, 111 Presidential Boulevard, Suite 127, Bala Cynwyd, Pennsylvania 19004, Attention: General Counsel, telecopy
(610) 668-1468, (b) in the case of the Indenture Trustee, 450 West 33rd Street, New York, New York 10001, Attention: Global Trust Services, telecopy (212) 946-8191; (c) in the case of Transferor I, c/o American Business Financial Services, Inc., Balapointe Office Centre, 111 Presidential Boulevard, Suite 127, Bala Cynwyd, Pennsylvania 19004, Attention: General Counsel, telecopy (610) 668-1468, (d) in the case of Transferor II, c/o American Business Financial Services, Inc., Balapointe Office Centre, 111 Presidential Boulevard, Suite 127, Bala Cynwyd, Pennsylvania 19004, Attention: General Counsel, telecopy (610) 668-1468, (e) in the case of the Collateral Agent, at the address set forth in the Servicing Agreement, (f) in the case of the Depositor, as the address set forth in the Receivables Pledge Agreement, and (g) in the case of the Note Insurer, the Rating Agencies or the Owner Trustee at their respective addresses set forth in Section 11.06 of the Indenture. Either party may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this Section 7.03 for giving notice and by otherwise complying with any applicable terms of this Agreement, including, but not limited to, subsections 4.01(b) and (c).

                  SECTION 7.04 Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                  SECTION 7.05 Assignment. Notwithstanding anything to the contrary contained in this Agreement, this Agreement may not be assigned by the Originator, without the prior written consent of the Transferors, the Note Insurer (or, in the event of a Note Insurer Default, the Majority Holders) and the Indenture Trustee (acting upon the written direction of the Controlling Party) and, except as provided in Section 4.03, this Agreement may not be assigned by the Transferors without the prior written consent of the Originator, the Note Insurer (or, in the event of a Note Insurer Default, the Majority Holders) and the Indenture Trustee. Whether or not expressly stated, all representations, warranties, covenants and agreements of the Originator and the Transferors in this Agreement, or in any document delivered by any of them in connection with this Agreement, shall be for the benefit of, and shall be exercisable by, the Indenture Trustee for the benefit of the Noteholders and the
Note Insurer.

                  SECTION 7.06 Further Assurances. Each of the parties hereto agrees to do such further acts and things and to execute and deliver to the Indenture Trustee such additional assignments, agreements, powers and instruments as are required by the Indenture Trustee or the Note Insurer to carry into effect the purposes of this Agreement or to better assure and confirm unto the Indenture Trustee or the Note Insurer its rights, powers and remedies hereunder.

                  SECTION 7.07 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of either Transferor or the Originator, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise hereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privilege provided by law.

                  SECTION 7.08 Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which shall constitute one and the same instrument.

                  SECTION 7.09 Binding Effect: Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto. The Indenture Trustee, the Owner Trustee, the Trust, the Note Insurer, the Collateral Agent, the Depositor and the Noteholders are intended third party beneficiaries of this Agreement.

                  SECTION 7.10 Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

                  SECTION 7.11 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                  SECTION 7.12 Schedules and Exhibits. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

                  SECTION 7.13 No Bankruptcy Petition Against the Transferors, the Manager or the Trust. Each of the parties hereto agrees that, prior to the date that is one year and one day after the payment in full of (a) the of the latest maturing Notes issued by the Trust and (b) all amounts owed to the Note Insurer under the Transaction Documents, it will not institute against any of the Transferors, the Manager or the Trust, or join any other Person in instituting against any of the Transferors, the Manager or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under the laws of the United States or any state of the United States. This Section 7.13 shall survive the termination of this Agreement.

                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                             AMERICAN BUSINESS LEASING, INC.,
                                  as Originator


                             By:
                                -------------------------------------------
                                Name:
                                Title:



                             ABFS FINANCE LLC 1999-A, as Transferor I

                             By: ABFS Special Purpose Management, Inc., as Managing Member


                             By:
                                -------------------------------------------
                                Name:
                                Title:



                             ABFS RESIDUAL LLC 1999-A, as Transferor II

                             By: ABFS Special Purpose Management, Inc., as Managing Member


                             By:
                                -------------------------------------------
                                Name:
                                Title:



                 [Signature Page for Receivables Sale Agreement]

                                                                      EXHIBIT A


                               FORM OF SUBSEQUENT
                           RECEIVABLES SALE AGREEMENT

                  This SUBSEQUENT RECEIVABLES SALE AGREEMENT, dated as of ____________ (the "Subsequent Funding Date"), by and among AMERICAN BUSINESS LEASING, INC., a Pennsylvania corporation (the "Originator"), ABFS FINANCE LLC 1999-A, a Delaware limited liability company ("Transferor I"), and ABFS RESIDUAL LLC 1999-A, a Delaware limited liability company ("Transferor II", and, together with Transferor I, the "Transferors").



                                   WITNESSETH:

                  Reference is hereby made to that certain Receivables Sale Agreement, dated as of June 1, 1999 (the "Receivables Sale Agreement"), by and among the Originator and the Transferors. Pursuant to the Receivables Sale Agreement, the Originator agreed to sell, convey and contribute, and the Transferors agreed to accept, from time to time, Subsequent Conveyed Assets. The Receivables Sale Agreement provides that each such sale, conveyance and contribution of Subsequent Conveyed Assets be evidenced by the execution and delivery of a Subsequent Receivables Sale Agreement such as this Subsequent Receivables Sale Agreement (this "Agreement").

                  The "Subsequent Contracts" are those listed on the List of Subsequent Contracts attached hereto.

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                  Section 1. Definitions. For the purposes of this Agreement, capitalized terms used herein but not otherwise defined shall have the respective meanings assigned to such terms in the Receivables Sale Agreement or in Annex A to the Indenture.

                  Section 2. Direction; Acquisition; Capital Contribution. (a) Subject to the terms and conditions of this Agreement, the Originator hereby agrees to sell, convey and contribute, on the Subsequent Funding Date, all of the Subsequent Conveyed Assets to the Transferors, as set forth in subsection
(b) below. Upon receipt of the consideration specified in subsection (c) below, the Originator hereby releases all of its right, title and interest in, to and under the Subsequent Conveyed Assets, such receipt being hereby acknowledged by the execution of this Agreement by the Originator.

                      (b) The transfers occurring on the Subsequent Funding Date shall be consummated such that those Conveyed Assets which are considered "financial assets" within the meaning of the Statement of Financial Accounting Standards No. 125 ("FAS 125") (such Conveyed Assets include, without limitation, the Contracts) are acquired by Transferor I, and such that those Conveyed Assets which are not considered "financial assets" within the meaning of FAS 125 (such Conveyed Assets include, without limitation, the ownership or security interest of the Originator in each item of Equipment and any Residual Receipts) are acquired by Transferor II.

                      (c) In consideration for (x) the receipt by the Originator of $__________ from the Transferors and (y) other good and valuable consideration, the Originator hereby conveys to the applicable Transferor all of its right, title and interest in, to and under the Subsequent Conveyed Assets, whether now existing or hereinafter arising, without recourse, except as may be set forth herein. In connection with the transfers on Subsequent Funding Date, the Originator hereby makes a capital contribution to the related Transferor in the amount by which the fair market value of the Subsequent Conveyed Assets exceeds the cash consideration received by the Originator in connection therewith.

                      (d) In connection with the sale, contribution and conveyance of the Subsequent Conveyed Assets, the Originator shall, at its own expense, on or prior to the Subsequent Funding Date (i) cause the Contract Management System to be marked with a specified code (the "Contract Management Code") to show that such Subsequent Conveyed Assets have been transferred and contributed to the Transferors in accordance with this Agreement, subsequently pledged to the Trust, as collateral security for the Pledged Notes in accordance with the related Subsequent Receivables Pledge Agreement, and such security interest was assigned to the Indenture Trustee, on behalf of the Noteholders and the Note Insurer, pursuant to the related Assignment, and (ii) cause the Servicer to prepare and hold on behalf of the Transferors and the Indenture Trustee the List of Contracts as supplemented by the List of Subsequent Contracts on or prior to the Subsequent Funding Date.

                      (e) Except for the obligations of the Originator pursuant to Section 3 hereof, Section 3.03 of the Receivables Sale Agreement and Article IV of the Indenture with respect to any breach of a representation, warranty or covenant made herein, the sale and contribution of the Subsequent Contracts will be without recourse to the Originator.

                  Section 3. Representations and Warranties of the Originator.
(a) With respect to each Subsequent Contract, the Originator hereby remakes to the Transferors the representations, warranties and covenants set forth in
Section 2.02 of the Servicing Agreement.

                      (b) Upon the discovery by the Originator, either Transferor, the Depositor, the Collateral Agent, the Indenture Trustee or the
Note Insurer of a breach of any of the representations or warranties set forth in Section 2.02 of the Servicing Agreement that materially and adversely affects any Contract, the related Equipment or the related Contract File, as the case may be, or if the Servicer fails to cause delivery of evidence of filing or copies of any UCC financing statement in accordance with the Servicing Agreement (any such event, a "Warranty Event"), the party discovering such breach shall give prompt written notice to the other parties hereto, the Indenture Trustee, the Trust and the Note Insurer, the Depositor, the Collateral Agent and the Originator shall be required to reacquire or replace such Contract in accordance with Article IV of the Indenture.

                      (c) The Originator understands that the Transferors intend to pledge the Subsequent Conveyed Assets and their respective rights under this Agreement to the Trust, as collateral security for its obligations on the Pledged Notes, and that the Trust intends to pledge the Pledged Property to the Indenture Trustee, on behalf of the Note Insurer and the Noteholders, pursuant to the Indenture. The Originator agrees that any such assignee of the Transferors may exercise the rights of the Transferors hereunder, without any consent or action by either Transferor, and shall be entitled to all of the benefits of the Transferors hereunder to the extent provided for in such assignment.

                  Section 4. Amendment. This Agreement may be amended from time to time by the parties hereto only with (x) the prior written consent of the Servicer, the Indenture Trustee and the Note Insurer (or, in the event of a Note Insurer Default, the Majority Holders) and (y) satisfaction of the Rating Agency Condition.

                  Section 5. GOVERNING LAW. THIS AGREEMENT AND ANY AMENDMENT HEREOF PURSUANT TO SECTION 4 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CHOICE OF LAW PRINCIPLES) APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 6. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which shall constitute one and the same instrument.

                  Section 7. Binding Effect; Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto. The Indenture Trustee, the Owner Trustee, the Trust, the Depositor, the Collateral Agent, the Note Insurer and the Noteholders are intended third party beneficiaries of this Agreement.

                  Section 8. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                  Section 9. Exhibits. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

                  Section 10. Intent of Parties; Security Agreement. It is the intention of the parties hereto that the transfer of the Subsequent Conveyed Assets to be made pursuant to the terms hereof shall constitute a sale or capital contribution of (x) the Contracts by the Originator to Transferor I, and
(y) the ownership interest or security interest of the Originator in each item of Equipment and any Residual Receipts by the Originator to Transferor II, and, in either case, not a loan. In the event, however, that a court of competent jurisdiction were to hold that any such transfer constitutes a loan and not a sale or capital contribution, it is the intention of the parties hereto that this Agreement is deemed to be a security agreement and that the Originator shall be deemed to have granted to the related Transferor as of the date hereof a first priority perfected security interest in all of the Originator's right, title and interest in, to and under the related Subsequent Conveyed Asset, and all income and proceeds thereof.

                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                            AMERICAN BUSINESS LEASING, INC.,
                                 as Originator


                            By:
                               -------------------------------------------------
                               Name:
                               Title:



                            ABFS FINANCE LLC 1999-A, as Transferor I

                            By: ABFS Special Purpose Management, Inc., as Managing Member


                            By:
                               -------------------------------------------------
                               Name:
                               Title:



                            ABFS RESIDUAL LLC 1999-A, as Transferor II

                            By: ABFS Special Purpose Management, Inc., as Managing Member





                            By:
                               -------------------------------------------------
                               Name:
                               Title:


                                                 TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----

ARTICLE I  DEFINITIONS...................................................................................1

   SECTION 1.01            Definitions...................................................................1
   SECTION 1.02            Other Definitional Provisions.................................................1


ARTICLE II  TRANSFER OF CONVEYED ASSETS..................................................................2

   SECTION 2.01            Direction; Acquisition; Capital Contribution..................................2
   SECTION 2.02            Custody of Contract Files.....................................................4
   SECTION 2.03            Intention of the Parties; Grant of Security Interest..........................4


ARTICLE III  REPRESENTATIONS AND WARRANTIES..............................................................4

   SECTION 3.01            Representations and Warranties of the Originator..............................4
   SECTION 3.02            Representations and Warranties of the Transferors.............................7
   SECTION 3.03            Representations and Warranties of the Originator with respect to the
                              Conveyed Assets...........................................................10
   SECTION 3.04            Substitution of Contracts and Equipment by the Originator....................10


ARTICLE IV  COVENANTS...................................................................................11

   SECTION 4.01            Originator Covenants.........................................................11
   SECTION 4.02            Transferor Covenants.........................................................14
   SECTION 4.03            Transfer of Conveyed Assets..................................................15


ARTICLE V  CONDITIONS PRECEDENT.........................................................................15

   SECTION 5.01            Conditions to Transferors Obligations........................................15
   SECTION 5.02            Conditions to the Originator's Obligations...................................16


ARTICLE VI  TERMINATION; LIABILITIES....................................................................17

   SECTION 6.01            Termination..................................................................17
   SECTION 6.02            Effect of Termination........................................................17
   SECTION 6.03            Liabilities..................................................................17



ARTICLE VII  MISCELLANEOUS PROVISIONS...................................................................17

   SECTION 7.01            Amendment....................................................................17
   SECTION 7.02            GOVERNING LAW................................................................17
   SECTION 7.03            Notices......................................................................18
   SECTION 7.04            Severability of Provisions...................................................18
   SECTION 7.05            Assignment...................................................................18
   SECTION 7.06            Further Assurances...........................................................19
   SECTION 7.07            No Waiver; Cumulative Remedies...............................................19
   SECTION 7.08            Counterparts.................................................................19
   SECTION 7.09            Binding Effect:  Third-Party Beneficiaries...................................19
   SECTION 7.10            Merger and Integration.......................................................19
   SECTION 7.11            Headings.....................................................................19
   SECTION 7.12            Schedules and Exhibits.......................................................19
   SECTION 7.13            No Bankruptcy Petition Against the Transferors, the Manager or the
                              Trust.....................................................................19


Exhibit A  -               Form of Subsequent Receivables Sale Agreement




                                       ii